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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 24, 1997, which appears on page 25 in SEEQ Technology Corporation's Annual Report on Form 10-K for the year ended September 30, 1997.

/s/ PRICE WATERHOUSE LLP
-----------------------------
Price Waterhouse LLP

San Jose, California
June 12, 1998